UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2020

HUNT COMPANIES FINANCE TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35845	45-4966519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

230 Park Avenue, 19th Floor

New York, New York 10169

(Address of principal executive offices)

(212) 521-6323

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	HCFT	New York Stock Exchange

Item 1.01          Entry into a Material Definitive Agreement.

On December 17, 2020, Hunt Companies Finance Trust, Inc. (the “Company”) entered into a Trademark License Agreement (the “License Agreement”) with ORIX Real Estate Capital Holdings, LLC d/b/a Lument (“Lument”), wherein Lument granted to the Company a fully paid-up, royalty-free, non-exclusive, non-transferable license to use certain of Lument’s trademark rights as part of the Company's use of the name “Lument Finance Trust, Inc.” and in its domain names. Under the License Agreement, the Company will have a right to use this name and its domain name for so long as OREC Investment Management, LLC d/b/a Lument Investment Management (the “Manager”) (or another affiliate of Lument) serves as its manager pursuant to the management agreement and its manager (or another managing entity) remains an affiliate of Lument. The License Agreement may also be earlier terminated by either party as a result of certain breaches or for convenience upon 90 days’ prior written notice. Lument and its affiliates retain the right to continue using the “Lument” name. In the event that the License Agreement is terminated, the Company will be required to change its name and domain names and cease using the “Lument” name. The description of the License Agreement in this Item 1.01 is qualified in its entirety by reference to Exhibit 10.1, which is filed with this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03          Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 18, 2020, the Company filed an Articles of Amendment (the “Amendment”) with the Maryland Department of Assessments and Taxation to change its name to “Lument Finance Trust, Inc.” which change shall take effect at 8:00 a.m. (Eastern Time) on December 28, 2020.

The description of the Amendment in this Item 5.03 is qualified in its entirety by reference to Exhibit 3.1, which is filed with this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01          Regulation FD Disclosure.

On December 18, 2020, the Company issued a press release (the “Release”) announcing the declaration of a cash dividend of $0.09 per share of common stock with respect to the fourth quarter of 2020, as further described in the Release. A copy of the Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On December 18, 2020, the Company made available via its website an investor presentation. A copy of the presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

On December 21, 2020, The Company issued a press release announcing the declaration of a special cash dividend of $0.04 per share of common stock (“Special Dividend Press Release”), as further described in the Special Dividend Press Release.  A copy of the Special Dividend Press Release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibits 99.1, 99.2 and 99.3 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, as amended (the “Exchange Act”) or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01          Exhibits.

(d)       Exhibits.

3.1	Articles of Amendment
10.1	Trademark License Agreement, dated December 17, 2020
99.1	Press Release of Hunt Companies Finance Trust, Inc., dated December 18, 2020.
99.2	Investor Presentation of Hunt Companies Finance Trust, Inc.
99.3	Press Release of Hunt Companies Finance Trust, Inc., dated December 21, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hunt Companies Finance Trust, Inc.

Date: December 21, 2020	By:	/s/ James A. Briggs
James A. Briggs
Chief Financial Officer